Kingsbarn Dividend Opportunity ETF

PROSPECTUS
February 28, 2026

This prospectus describes Kingsbarn Dividend Opportunity ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
Kingsbarn Dividend Opportunity ETF	DVDN	NYSE Arca

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – Kingsbarn Dividend Opportunity ETF

Investment Objective

Kingsbarn Dividend Opportunity ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.75%
Fee Waiver and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses	1.65%
(1) Under the Investment Advisory Agreement, Kingsbarn Capital Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Kingsbarn Dividend Opportunity ETF	$168	$520	$896	$1,953

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 1,429.32% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying companies (i.e., companies that paid a dividend within the last year). The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund intends to invest a substantial portion of its assets in publicly listed equity securities of U.S. mortgage Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”) that invest in residential and commercial loans and securities, business loans to private companies, and various types of derivatives for both investment and risk management purposes. The Fund may also invest directly in certain publicly listed secured and unsecured debt securities issued by publicly listed mortgage and specialty finance companies.  The fund may lend its portfolio securities. The Fund will generally hold approximately 11-18 companies. No assurance can be given that the Fund will achieve its investment objective and you could lose all your investment in the Fund.

The types of issuers in which the Fund may invest include residential mortgage REITs (“MREITs”), commercial mortgage REITs (“CREITs”), business development companies (“BDCs”) and venture debt lenders (“VDLs”). Companies in these sectors invest in loans, securities and derivatives that involve certain interest rate and/or credit risks.

•Residential Mortgage and Commercial Mortgage REITS – These companies invest in residential and commercial mortgages and mortgage securities. While most of the residential mortgage REIT investments are either sponsored by U.S. government agencies or are rated in the highest rating category by independent, nationally recognized, rating agencies, certain residential mortgage REITs also invest in lower rated securities, loan pools, and residual interests in securitized residential mortgage loans. Commercial mortgage REITs generally invest in prime-quality loans and commercial mortgage-backed securities. These companies invest their equity, on a leveraged basis, in mortgage loans and securities that generate net interest income. To maintain a stable margin, each company actively manages its balance sheet and employs various risk management strategies. Although the mortgage loans and securities invested in by the residential and commercial REITs are secured by residential and commercial property, the Fund will not directly invest in residential property, commercial property, or residential and commercial mortgage loans.

•Business Development Companies – The BDCs in which the Fund may invest are direct lenders that provide senior and junior debt to private companies that typically generate cash flow that substantially exceeds the amounts required to service their loan obligations.

•Venture Debt Lenders – VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, these companies have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. The VDLs in which the Fund will invest will be publicly-listed companies that have elected to meet the investment and dividend distribution requirements to qualify as a BDC. The business element that characterizes a Venture Debt Lender is that it provides debt capital to early-stage private companies that are supported by venture capital and private equity funds.

The companies in which the Fund invests may invest in securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. A company may hedge its sensitivity to interest rates and credit risk by investing in derivatives including interest rate swaps, swaptions, futures contracts and credit derivatives.

The issuers held by the Fund may invest in the following:

Agency Mortgage-Backed Securities – Pools of residential or multifamily loans that are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”) (collectively, “Agency Mortgage-Backed Securities” or “Agency MBS”). While investors in Agency mortgage-backed securities assume interest rate and prepayment risk, as these securities are guaranteed by a government agency, investors are not exposed to credit losses.

Non-Agency Mortgage-Backed Securities – Pools of prime loans, prime jumbo loans, Alt-A loans, subprime loans, non-performing loans, and re-performing loans that are issued in Non-Agency Mortgage-Backed Securities (“Non-Agency MBS”). These securities do not have guarantees and investors are exposed to interest rate risk, prepayment risk and credit risk.

Commercial Mortgage-Backed Securities – Pools of mortgages secured by commercial real estate properties that are issued in securities (“Commercial MBS” or “CMBS”). Investors in CMBS are exposed to both prepayment risk and credit risk.

Credit Risk Transfer (CRT) Securities – Securities that are designed to synthetically transfer mortgage credit risk from FNMA and FHLMC to private investors. Investors in CRT securities are exposed to both prepayment risk and credit risk.

Loans – MREITs, CREITs, BDCs and VDLs each may invest in individual residential, commercial, or private business loans that can be secured by residential or commercial real estate, or the assets of a business, or may be unsecured. Each of these companies that provide loans may be exposed to various levels of credit risk depending upon the nature of its debt investment and credit enhancements, if any, supporting the debt investment.

Mortgage Servicing Rights – Mortgage servicing rights, or MSR, represent the rights and obligations associated with servicing pools of residential mortgages. Generally, none of the companies held by the Fund or their subsidiaries originate or directly service the residential loans. Rather, these activities are carried out by properly licensed sub-servicers who perform all the required servicing activities for the loans underlying the MSR. Interests in MSR investments represent agreements to purchase all, or a component of, net servicing cash flows. Investors in MSR are exposed to prepayment risks and may be exposed to credit risk to the extent the MSR is backed by Non-Agency MBS.

Derivatives – A company may enter various derivative financial instrument contracts to hedge a portion of its interest rate risk and/or its credit risk. These derivatives are subject to changes in market values resulting from changes in interest rates, volatility, Agency MBS spreads to U.S. Treasuries, borrower credit performance, and market liquidity. The use of derivatives also creates exposure to credit risk relating to potential losses that could be recognized if the counterparties to these instruments fail to perform their obligations under that stated contract.

•Interest Rate Swap Agreements – An agreement in which one party agrees to pay a fixed or floating interest rate to a counterparty and the counterparty agrees to pay a floating (if the other party is paying a fixed rate) or a fixed rate (if the other party is paying a floating rate), based upon an agreed upon notional amount.

•Swaptions – Interest rate swaptions provide the option to enter an interest rate swap for a predetermined notional amount, stated term, with the right to pay or receive a fixed rate of interest.

•U.S. Treasury Futures Contracts – A contract to purchase (a long futures position) or sell (a short futures position) a U.S. Treasury security at a future time.

•Credit Derivatives – Derivatives that permit a purchaser to transfer the credit risk of certain borrowers to a counterparty.

Temporary defensive investments. In attempting to respond to adverse market, economic, political, or other conditions, as determined by the Adviser, upon its recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some, or all, of its total assets in a money market sweep account. The Fund may not achieve its investment objective when it does so.

Investment Process

The Kingsbarn Dividend Opportunity ETF (“DVDN”) is an actively managed Fund. The Adviser intends to invest the majority of the Fund’s assets in publicly listed equities of U.S. mortgage REITs and BDCS using a multi-stage investment process: financial review and modeling, development of proprietary financial estimates, security selection, and investment monitoring.

Elemental to the Adviser’s investment process is estimating each company’s longer-term (at least through the following fiscal year-end) tangible book value (“TBV”), dividend, and net income estimates, on a quarterly basis, that are compared to the same estimates published on various news services by Wall Street equity research analysts.

The Adviser initially considers an investment universe of approximately 75 companies. For each company considered for investment, the Adviser completes a multiple-scenario financial modeling process that allows it to select those companies for investment that it believes have the greatest dividend yield per unit of risk (duration and convexity) with the lowest variability in dividend yield across multiple interest rate scenarios.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Convexity is the term used to describe the nonlinearity of duration for MBS. Stated more simply, as interest rates decline, MBS prices increase less than for a bond without prepayment options because the MBS expected maturity becomes shorter due to increased borrower prepayment rates.

The Fund will generally hold approximately 11-18 companies and intends to satisfy the diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Investing in residential and commercial mortgage REITs, BDCs, and VDLs entails assuming a variety of risks that can impact a particular company’s net income, dividends, and TBV. Among others, these risks are interest rate risk, prepayment risk, credit risk, liquidity risk, and spread risk. The Adviser’s risk management process entails a multi-step process:

•Company Portfolio Segmentation and Analysis – For each company, the Adviser separates the investment portfolio, liabilities, and hedge positions into “risk buckets” or groupings wherein the instruments in each risk bucket have similar characteristics such as coupon, maturity term, product type and any other security-level attribute the Adviser believes can impact the value of the instrument.

•Scenario Analysis – The Adviser estimates the changes in the value of each risk bucket under a wide range of higher and lower interest rate scenarios. For each scenario, the Adviser estimates the change in the value of each risk bucket that will then be aggregated to conclude the portfolio’s exposure to this range of higher and lower interest rates.

•Stock Selection – Upon completing the “base case” and “alternative case” financial models for each company, the Adviser will select a portfolio of 11-18 companies that have the highest base case dividend distributions with the least variability in dividend distributions across the alternative case interest rate scenarios.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the issuers in which the Fund invests.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage or other risk factors described in this prospectus. The principal risk that are expected to affect the issuers in which the Fund invests are derivatives risk, prepayment risk, spread risk, liquidity risk, and credit risk.

Equity Securities Risk. Equity prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Mortgage REITs Risk. The Fund’s investments in the securities of publicly traded residential and commercial mortgage REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. REITs often invest in highly leveraged residential and commercial properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt residential and commercial real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants. The Fund may pay higher fees than shareholders in funds that do not hold shares of underlying publicly traded REITS because the underlying REITS impose fees in addition to those imposed by the Fund.

Risks of Investing in BDCs. The Fund may invest in publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. The types of BDCs in which the Fund will typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include substantial amounts of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility in the net asset value (“NAV”) and/or market value of the BDC’s shares. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

As a publicly offered BDC is considered a closed-end investment company under the 1940 Act, investments in BDCs may be limited by the provisions of Section 12(d)(1) of the 1940 Act. Also, as a shareholder in a BDC, the Fund would bear its ratable share of that BDC’s expenses and would remain subject to payment of the BDC’s management fees and other expenses with respect to assets so invested. The Fund would therefore be subject to duplicative expenses to the extent it invests in BDCs.

Risks of investing in VDLs. VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, these companies have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. Since venture debt lending is a method of financing for early-stage and growth stage companies, these companies may not have positive cash flow, assets, a proven credit history or reliable revenue streams. A venture debt lender assumes risks associated with such companies. There is significant competition in the industry for VDLs. Loans issued by VDLs can have fixed rates or floating rates with net interest margin variability managed by borrowing similar amounts of fixed and floating rate debt.

Mortgage-Related Securities Risk. The Fund, or the issuers in which the Fund invests, may buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities and are subject to greater credit risks than mortgage related securities that are U.S. government securities.

Interest Rate Risk. The value of the Fund, or of the Fund’s investments, may fluctuate based upon changes in interest rates and market conditions. Specifically, when interest rates rise, the market values of fixed-income securities normally decrease.  For example, bonds and preferred stocks having a fixed dividend rate tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as interest rates change than debt obligations with shorter maturities. To the extent that the Adviser anticipates interest rate trends imprecisely, the Fund could miss yield opportunities or its share price could fall. Changes in inflation, monetary policy, government policy, and government spending may affect the level of interest rates.

In an effort to reduce the rate of inflation, the Federal Reserve raised short-term rates over 400 basis points during the past year.  While public company investors in mortgage-related securities generally had strategies in place to protect the value of their investments as rates increased, to varied degrees across companies, mortgage security prices were negatively impacted and net investment income declined as financing costs increased.  To the extent the Federal Reserve continues to increase short-term rates, or there is a substantial period of time until short-term rates decline, mortgage security prices could continue to be negatively impacted at the same time company net interest margins also decline.  The combination of lower mortgage security prices and reduced net interest margin would very likely result in lower dividend distributions to the Fund that would result in lower distributions from the Fund to its investors.

Active Management Risk. As an actively managed investment portfolio, the Fund is subject to decisions made by the Adviser’s portfolio managers. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Concentration Risk.  The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The Fund will concentrate its investments in securities of mortgage REITs, which will subject the Fund to the risks of those securities to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments.

Fixed-Income Securities Risk. Fixed-income securities can experience extended periods of price declines during periods of (a) sustained increases in market interest rates; and/or (b) persistent widening of credit spreads. The values of fixed-income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Interest Rate Risk. Changing interest rates may adversely affect the value of fixed-income securities and loans. An increase in interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term fixed income securities.

Credit Risk. The issuer of a fixed-income security or the borrower on a loan may unwilling or unable to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Duration Risk. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. Loans and the underlying mortgages in mortgage-related securities typically permit the borrower to prepay their loan. When interest rates decline, borrowers may pay off their loans or mortgages sooner than expected. This can reduce the returns of a lender or holder of a mortgage-related security because they may have to reinvest that money at the lower prevailing interest rates.

Extension Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund, or an issuer in which the Fund invests, holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. In a falling interest rate environment, there may be lower-yielding securities.

Spread Risk. Investment security spreads -- the basis, or spread, between the interest rate for a security or a loan relative to a relevant index – generally reflect the credit and/or the demand and supply situation for a particular security. Generally, widening investment spreads result in decreased asset values and narrowing investment spreads result in increased asset values.

U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (Ginnie Mae), are also backed by the full faith and credit of the U.S. government. Others are supported only by the credit of the agency that issued them (for example, obligations issued by the Federal Home Loan Banks, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship.

U.S. Treasury Securities Risk. Treasury securities are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities (TIPS). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Large Capitalization Securities Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small capitalization companies to adapt to changing market conditions.

Mid and Small Capitalization Securities Risk. The value of mid and small capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Liquidity Risk. The risk that a particular investment may be difficult to purchase or sell and that the Fund, or an issuer in which the Fund invests, may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in certain securities or derivatives.
ETF Structure Risk. The Fund is structured as an ETF and is therefore subject to special risks. Such risks include:

Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

Portfolio Turnover Risk. From time to time, the Fund may trade all or a significant portion of the securities in its portfolio in connection with a rebalancing between REITs and BDCs. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

U.S. Tax Risk. REITs are subject to special U.S. federal income tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal income tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s changes in performance from year to year, and the table shows how the Fund’s average annual returns for the time periods indicated as compared with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (866) 788-7878.

Annual Total Returns (calendar year ended 12/31)

Kingsbarn Dividend ETF
Calendar Year Total Return
20.00%
10.00%
0.00%
-10.00%
-20.00%
2.14%
-16.92%
2024
2025

During the period shown, the highest quarterly return was 6.31% (quarter ended 09/30/2024) and the lowest quarterly return was -8.31% (quarter ended 06/30/2025).

	One Year	Since Inception(1)
Return Before Taxes	(16.92)%	0.65%
Return After-Taxes on Distributions	(21.75)%	(4.94)%
Return After-Taxes on Distributions and Sale of Fund Shares	(9.71)%	(1.40)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	25.47%
(1)The Fund commenced operations on November 2, 2023.

Investment Adviser and Sub-Adviser

Kingsbarn Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Vident Asset Management (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

James Fowler, Chief Investment Officer of the Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Ignatius Chiang, Executive Vice President of the Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the NYSE Arca (the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.  Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kingsbarncapital.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective for the Fund is to seek current income while maintaining prospects for capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying companies (i.e., companies that paid a dividend within the last year). The Fund’s investment objective and 80% investment policy may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by APs and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund is actively managed and does not seek to replicate an index. The Fund intends to operate as a “non-diversified” fund for purposes of the 1940 Act, which means it can take larger positions in a limited number of holdings.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is actively managed and intends to limit is investment portfolio to 11-18 securities, under normal market conditions. The Fund seeks to achieve its investment objective by investing, under normal market circumstances, a substantial portion of its assets in publicly listed equity securities of U.S. mortgage Real Estate Investment Trusts (“REITs”) and Business Development Companies (“BDCs”) that invest in residential and commercial loans and securities, business loans to private companies, and various types of derivatives for both investment and risk management purposes. The Fund may also invest directly in certain publicly listed secured and unsecured debt securities issued by publicly listed mortgage and specialty finance companies.  The fund may lend its portfolio securities. No assurance can be given that the Fund will achieve its investment objective and you could lose all your investment in the Fund.

The types of issuers in which the Fund may invest include MREITs, CREITs, BDCs and VDLs. Companies in these sectors invest in loans, securities and derivatives that involve certain interest rate and/or credit risks.

•Residential Mortgage and Commercial Mortgage REITS – These companies invest in residential and commercial mortgages and mortgage securities. While most of the residential mortgage REIT investments are either sponsored by U.S. government agencies or are rated in the highest rating category by independent, nationally recognized, rating agencies, certain residential mortgage REITs also invest in lower rated securities, loan pools, and residual interests in securitized residential mortgage loans. Commercial mortgage REITs generally invest in prime-quality loans and commercial mortgage-backed securities. These companies invest their equity, on a leveraged basis, in mortgage loans and securities that generate net interest income. To maintain a stable margin, each company actively manages its balance sheet and employs various risk management strategies. Although the mortgage loans and securities invested in by the residential and commercial REITs are secured by residential and commercial property, the Fund will not directly invest in residential property, commercial property, or residential and commercial mortgage loans.

•Business Development Companies – The BDCs in which the Fund may invest are direct lenders that provide senior and junior debt to private companies that typically generate cash flow that substantially exceeds the amounts required to service their loan obligations.

•Venture Debt Lenders – VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, these companies have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. The VDLs in which the Fund will invest will be publicly-listed companies that have elected to meet the investment and dividend distribution requirements to qualify as a BDC. The business element that characterizes a Venture Debt Lender is that it provides debt capital to early-stage private companies that are supported by venture capital and private equity funds.

The companies in which the Fund invests may invest in securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. A company may hedge its sensitivity to interest rates and credit risk by investing in derivatives including interest rate swaps, swaptions, futures contracts and credit derivatives.

The issuers held by the Fund may invest in the following:

Agency Mortgage-Backed Securities – Pools of residential or multifamily loans that are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”) (collectively, “Agency Mortgage-Backed Securities” or “Agency MBS”). While investors in Agency mortgage-backed securities assume interest rate and prepayment risk, as these securities are guaranteed by a government agency, investors are not exposed to credit losses.

Non-Agency Mortgage-Backed Securities – Pools of prime loans, prime jumbo loans, Alt-A loans, subprime loans, non-performing loans, and re-performing loans that are issued in Non-Agency Mortgage-Backed Securities (“Non-Agency MBS”). These securities do not have guarantees and investors are exposed to interest rate risk, prepayment risk and credit risk.

Commercial Mortgage-Backed Securities – Pools of mortgages secured by commercial real estate properties that are issued in securities (“Commercial MBS” or “CMBS”). Investors in CMBS are exposed to both prepayment risk and credit risk.

Credit Risk Transfer (CRT) Securities – Securities that are designed to synthetically transfer mortgage credit risk from FNMA and FHLMC to private investors. Investors in CRT securities are exposed to both prepayment risk and credit risk.

Loans – MREITs, CREITs, BDCs and VDLs each may invest in individual residential, commercial, or private business loans that can be secured by residential or commercial real estate, or the assets of a business, or may be unsecured. Each of these companies that provide loans may be exposed to various levels of credit risk depending upon the nature of its debt investment and credit enhancements, if any, supporting the debt investment.

Mortgage Servicing Rights – Mortgage servicing rights, or MSR, represent the rights and obligations associated with servicing pools of residential mortgages. Generally, none of the companies held by the Fund or their subsidiaries originate or directly service the residential loans. Rather, these activities are carried out by properly licensed sub-servicers who perform all the required servicing activities for the loans underlying the MSR. Interests in MSR investments represent agreements to purchase all, or a component of, net servicing cash flows. Investors in MSR are exposed to interest rate and prepayment risks and may be exposed to credit risk to the extent the MSR is backed by Non-Agency MBS.

Derivatives – A company may enter various derivative financial instrument contracts to hedge a portion of its interest rate risk and/or its credit risk. These derivatives are subject to changes in market values resulting from changes in interest rates, volatility, Agency MBS spreads to U.S. Treasuries, borrower credit performance, and market liquidity. The use of derivatives also creates exposure to credit risk relating to potential losses that could be recognized if the counterparties to these instruments fail to perform their obligations under that stated contract.

•Interest Rate Swap Agreements – An agreement in which one party agrees to pay a fixed or floating interest rate to a counterparty and the counterparty agrees to pay a floating (if the other party is paying a fixed rate) or a fixed rate (if the other party is paying a floating rate), based upon an agreed upon notional amount.

•Swaptions – Interest rate swaptions provide the option to enter an interest rate swap for a predetermined notional amount, stated term, with the right to pay or receive a fixed rate of interest.

•U.S. Treasury Futures Contracts – A contract to purchase (a long futures position) or sell (a short futures position) a U.S. Treasury security at a future time.

•Credit Derivatives – Derivatives that permit a purchaser to transfer the credit risk of certain borrowers to a counterparty.

Temporary defensive investments. In attempting to respond to adverse market, economic, political, or other conditions, as determined by the Adviser, upon its recommendation, for temporary defensive purposes, the Fund may deviate from its investment strategy by investing some, or all, of its total assets in a money market sweep account. The Fund may not achieve its investment objective when it does so.

Investment Process

The Adviser intends to invest the majority of the Fund’s assets in publicly listed equities of U.S. mortgage REITs and BDCS using a multi-stage investment process: financial review and modeling, development of proprietary financial estimates, security selection, and investment monitoring.

•Financial Review and Modeling – Using each company’s financial statements, SEC filings, and earnings releases, the Adviser will construct a financial model for each company it believes is suitable for investment consideration.

•Development of Proprietary Financial Estimates – The Adviser believes developing proprietary financial estimates – tangible book value (“TBV”), net income and dividends – for each company over a relatively long forecast horizon (at least through the following fiscal year-end) will allow the Adviser to select companies that should enable the Fund to meet its investment objective.

oTBV is the company’s common equity that it leverages (along with preferred equity if issued and outstanding) to invest in investment securities and hedging instruments. A reduction in TBV, assuming constant leverage, will result in fewer investments which reduces net investment income and may result in lower dividend distributions to the Fund. The Adviser will favor those companies that it believes have a lower risk to TBV over those companies it believes have higher risks to TBV.
oNet income is an important contributor to the dividend distributed by a company to the Fund. Any significant reduction in net income – whether from lower asset yields, higher cost of funds, credit losses, or any other reason – may result in a lower dividend distribution to the Fund.
oDividends are the distributions from a company to the Fund that are then distributed, after fees and expenses, to investors in the Fund. Developing proprietary longer-term dividend estimates can prove beneficial to Fund performance as owning a stock with an increasing dividend will generally increase investor distributions while owning a stock with a declining dividend will generally decrease investor distributions.
oFund net asset value may also benefit from the development of proprietary financial estimates as investing in companies with improving financial metrics could result in higher stock prices. On the other hand, if the financial forecast foreshadows declining financial results, the Adviser can sell a stock at a price that may prove beneficial to the future stock price when the company reports results that may prove disappointing to the marketplace.

•Security Selection – The Adviser will leverage its proprietary financial estimates to attempt to construct and maintain an investment portfolio of companies that will provide the highest level of dividend distributions to the Fund with the lowest risk to the dividend distributions resultant from changing interest rates, investment spreads, or borrower credit performance.

•Investment Monitoring – The Adviser will review company public financial disclosures, along with market-related data, and continually update its financial models and projections. Additionally, the Adviser will interact with company executives to gain insight into operations while also attending industry events and investor conferences.

Elemental to the Adviser’s investment process is estimating each company’s longer-term (at least through the following fiscal year-end) TBV, dividend, and net income estimates, on a quarterly basis, that are compared to the same estimates published on various news services by Wall Street equity research analysts. This comparison process allows each stock to be assigned to a quadrant in the Adviser’s valuation matrix.

•Quadrant 1 – Company earnings and/or dividend estimates that are higher than published Wall Street analyst estimates. From this quadrant, at least 70% of investor equity will be invested in those stocks with the highest dividend yield and the lowest dividend risk, as determined by the Adviser’s modeling processes.

•Quadrant 2 – Company earnings and/or dividend estimates equal Wall Street analyst estimates. From this quadrant, the remaining investor equity will be invested in those stocks with the highest yields and the lowest risk of dividend reductions, as determined by the Adviser’s modeling processes.

•Quadrant 3 – Company earnings and/or dividend estimates are below Wall Street estimates. These stocks have a heightened risk of dividend reductions that would likely cause the stock price to decline. After the dividend is reduced, or if the Adviser finds reasons to revise its dividend estimates higher, companies in this quadrant can be “promoted” to either Quadrant 2 or Quadrant 1 and considered for future investment.

•Quadrant 4 – Company TBV estimates that are below Wall Street analyst TBV estimates. Decreased TBV typically results from significant credit losses, or a poorly managed balance sheet. The Adviser’s concluded TBV estimate may be materially below a specific company’s TBV estimate published by Wall Street analysts that could likely result in a material decline in stock price.

Lower — Risk to Dividend — Higher

Risk to Book Value: Lower (top) — Higher (bottom)

QUADRANT 1

- DVDN EPS / Dividend Estimates > Wall Street Estimates
- Best opportunities for increased dividend
- 70% of Portfolio

QUADRANT 2

- DVDN EPS / Dividend Estimates = Wall Street Estimates
- Limited risk of reduced dividend
- 30% of Portfolio

QUADRANT 3

- DVDN EPS / Dividend Estimates < Wall Street Estimates
- Dividend likely to be cut pushing stock lower
- After stock price declines inline with reduced dividend outlook, can “promote” to Quadrant 2 and consider for investment

QUADRANT 4

- DVDN Book Value Estimates < Wall Street Estimates
- Credit-driven book value impairments generally results in a material decline in stock price

The Fund will generally hold approximately 11-18 companies, out of an investment universe of approximately 75 companies. These companies represent those companies that the Adviser believes have, in aggregate, the greatest dividend yield per unit of risk (duration and convexity) with the lowest variability in dividend yield across multiple interest rate scenarios.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Convexity is the term used to describe the nonlinearity of duration for MBS. Stated more simply, as interest rates decline, MBS prices increase less than for a bond without prepayment options because the MBS expected maturity becomes shorter due to increased borrower prepayment rates.

For each company considered for investment, the Adviser completes a multiple-scenario financial modeling process that allows it to select those companies for investment that it believes have the greatest dividend yield per unit of risk with the lowest variability in dividend yield across multiple interest rate scenarios.

Investing in residential and commercial mortgage REITs, BDCs, and VDLs entails assuming a variety of risks that can impact a particular company’s net income, dividends, and TBV. Among others, these risks are interest rate risk, prepayment risk, credit risk, liquidity risk, and spread risk. The Adviser’s risk management process entails a multi-step process:

•Company Portfolio Segmentation and Analysis – For each company, the Adviser separates the investment portfolio, liabilities, and hedge positions into “risk buckets” or groupings wherein the instruments in each risk bucket have similar characteristics such as coupon, maturity term, product type and any other security-level attribute the Adviser believes can impact the value of the instrument.

•Scenario Analysis – The Adviser estimates the changes in the value of each risk bucket under a wide range of higher and lower interest rate scenarios. For each scenario, the Adviser estimates the change in the value of each risk bucket that will then be aggregated to conclude the portfolio’s exposure to this range of higher and lower interest rates.

•Stock Selection – Upon completing the “base case” and “alternative case” financial models for each company, the Adviser will select a portfolio of 11-18 companies that have the highest base case dividend distributions with the least variability in dividend distributions across the alternative case interest rate scenarios. The Fund is actively managed and is concentrated with investments in 11-18 companies. If the Adviser, relying upon its financial models and estimates, selects companies that report results that are materially adverse to the Adviser’s models, the impact on Fund performance will likely be greater than if the Fund were diversified in a larger number of companies.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the issuers in which the Fund invests.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

General Economic Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Russia’s recent military interventions in Ukraine have led to and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

Certain of the Fund’s investments may be issued by companies that are particularly susceptible to economic slowdowns or recessions. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and Net Asset Value. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage or other risk factors described in this prospectus. The principal risk that are expected to affect the issuers in which the Fund invests are derivatives risk, prepayment risk, spread risk, liquidity risk, and credit risk.

Equity Securities Risk. Equity prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Mortgage REITs Risk. The Fund’s investments in the securities of publicly traded residential and commercial mortgage REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. REITs often invest in highly leveraged residential and commercial properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt residential and commercial real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants. The Fund may pay higher fees than shareholders in funds that do not hold shares of underlying publicly traded REITS because the underlying REITS impose fees in addition to those imposed by the Fund.

Under current market conditions, REITs that invest in commercial mortgages secured by office properties may be more susceptible to losses resulting from defaults on commercial mortgages on such office properties. In the aftermath of the COVID-19 pandemic, an increasing number of companies have permitted employees to work remotely, which may result in lower demand for commercial office space, which could lead to increased defaults on office leases and mortgages on office properties. Although a commercial mortgage REIT does not own the property securing the loan, the value of the loan could be adversely affected by a decrease in the value of the commercial property. Mortgage REITs are subject to the risk that the value of the mortgage property may be less than the amount owed on the property. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. This could result in losses to the Fund.

Risks of Investing in BDCs. The Fund may invest in publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. The types of BDCs in which the Fund will typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include substantial amounts of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

A publicly-offered BDC is considered a closed-end investment company under the 1940 Act. As such, investments in BDCs may be limited by the provisions of Section 12(d)(1) of the 1940 Act. Also, as a shareholder in a BDC, the Fund would bear its ratable share of that BDC’s expenses and would remain subject to payment of the BDC’s management fees and other expenses with respect to assets so invested. The Fund would therefore be subject to duplicative expenses to the extent it invests in BDCs.

Risks of investing in VDLs. VDLs are direct lenders to private companies that are backed by private equity or venture capital investment firms. Generally, these companies have reached a stage in their business life cycle whereby their sponsors are comfortable raising debt capital to fund growth rather than investing additional equity capital. Since venture debt lending is a method of financing for early-stage and growth stage companies, these companies may not have positive cash flow, assets, a proven credit history or reliable revenue streams. A venture debt lender assumes risks associated with such companies. There is significant competition in the industry for VDLs. Loans issued by VDLs can have fixed rates or floating rates with net interest margin variability managed by borrowing similar amounts of fixed and floating rate debt.

Mortgage-Related Securities Risk. The Fund, or the issuers in which the Fund invests, may buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities and are subject to greater credit risks than mortgage related securities that are U.S. government securities.

Interest Rate Risk. The value of the Fund, or of the Fund’s investments, may fluctuate based upon changes in interest rates and market conditions. Specifically, when interest rates rise, the market values of fixed-income securities normally decrease.  For example, bonds and preferred stocks having a fixed dividend rate tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as interest rates change than debt obligations with shorter maturities. To the extent that the Adviser anticipates interest rate trends imprecisely, the Fund could miss yield opportunities or its share price could fall. Changes in inflation, monetary policy, government policy, and government spending may affect the level of interest rates.

In an effort to reduce the rate of inflation, the Federal Reserve raised short-term rates over 400 basis points during the past year.  While public company investors in mortgage-related securities generally had strategies in place to protect the value of their investments as rates increased, to varied degrees across companies, mortgage security prices were negatively impacted and net investment income declined as financing costs increased.  To the extent the Federal Reserve continues to increase short-term rates, or there is a substantial period of time until short-term rates decline, mortgage security prices could continue to be negatively impacted at the same time company net interest margins also decline.  The combination of lower mortgage security prices and reduced net interest margin would very likely result in lower dividend distributions to the Fund that would result in lower distributions from the Fund to its investors.

Active Management Risk. As an actively managed investment portfolio, the Fund is subject to decisions made by the Adviser’s portfolio managers. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential returns for specific investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Concentration Risk.  The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The Fund will concentrate its investments in securities of mortgage REITs, which will subject the Fund to the risks of those securities to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments.

Fixed-Income Securities Risk. Fixed-income securities can experience extended periods of price declines during periods of (a) sustained increases in market interest rates; and/or (b) persistent widening of credit spreads. The values of fixed-income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Interest Rate Risk. Changing interest rates may adversely affect the value of fixed-income securities and loans. An increase in interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term fixed income securities.

Credit Risk. The issuer of a fixed-income security or the borrower on a loan may unwilling or unable to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Duration Risk. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. Loans and the underlying mortgages in mortgage-related securities typically permit the borrower to prepay their loan. When interest rates decline, borrowers may pay off their loans or mortgages sooner than expected. This can reduce the returns of a lender or holder of a mortgage-related security because they may have to reinvest that money at the lower prevailing interest rates.

Extension Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund, or an issuer in which the Fund invests, holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. In a falling interest rate environment, there may be lower-yielding securities.

Spread Risk. Investment security spreads - the basis, or spread, between the interest rate for a security or a loan relative to a relevant index – generally reflect the credit and/or demand and supply situation for a particular security. Generally, widening investment spreads result in decreased asset values and narrowing investment spreads result in increased asset values.

U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (Ginnie Mae), are also backed by the full faith and credit of the U.S. government. Others are supported only by the credit of the agency that issued them (for example, obligations issued by the Federal Home Loan Banks, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship.

U.S. Treasury Securities Risk. Treasury securities are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities (TIPS). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Large Capitalization Securities Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small capitalization companies to adapt to changing market conditions.

Mid and Small Capitalization Securities Risk. The value of mid and small capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

ETF Structure Risk. The Fund is structured as an ETF and is therefore subject to special risks. Such risks include:

Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

Authorized Participants (“APs”), Market Makers and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Liquidity Risk. The risk that a particular investment may be difficult to purchase or sell and that the Fund, or an issuer in which the Fund invests, may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in certain securities or derivatives.
Securities Lending Risk. To the extent that the Fund engages in securities lending, there is a risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
U.S. Tax Risk. REITs are subject to special U.S. federal income tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal income tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries.

Other Risks for the Fund

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

MANAGEMENT

The Investment Adviser. Kingsbarn Capital Management, LLC (the “Adviser”), 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Rhode Island.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of 0.90% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  During the fiscal year ended October 31, 2025, the Fund paid the Adviser 0.90% in management fees pursuant to the Investment Advisory Agreement.

The Sub-Adviser. The Adviser has retained Vident Asset Management (the “Sub-Adviser”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to serve as the trading sub-adviser for the Fund. The Sub-Adviser was established in 2016 and is owned by Vident Capital Holdings, LLC. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford. As of December 31, 2025, the Sub-Adviser had approximately $21.152 billion in assets under management.  The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the annual rate of 0.065% on assets up to $250,000,000, 0.06% on assets from $250,000,000 to $500,000,000, and 0.055% on assets in excess of $500,000,000, subject to a minimum annual fee of $50,000.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund is available in the Fund’s report filed on Form N-CSR for the period ending October 31, 2025.

The Portfolio Managers
James Fowler and Ignatius Chiang are the Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Mr. Fowler and Mr. Chiang have served as the Fund’s Portfolio Managers since the Fund’s inception in 2023. Mr. Fowler, Chief Investment Officer of the Adviser, has 20 years of experience in the private and public debt and equity capital markets. Prior to joining the Adviser in August 2022, Mr. Fowler served as senior partner at JMP Group.

Mr. Chiang, Executive Vice President of the Adviser, has over 15 years of experience in the asset management industry as a portfolio manager and trader. Prior to joining the Adviser in 2022, Mr. Chiang served as a portfolio manager at Chimera Investment Corporation.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers’, and the portfolio managers’ ownership in the Fund.

The Trust

The Fund is a series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.kingsbarncapital.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC and on the Fund’s website.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Fund shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Fund’s share price, called the NAV per share, is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (generally 4:00 p.m., Eastern time).

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund’s anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or a portion of redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The approximate value of shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. However, similar to a conventional mutual fund, the Fund expects to typically satisfy redemptions in cash. This may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund, whereas the Fund’s in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-The Fund makes distributions,
-You sell your shares listed on the Exchange, and
-You purchase or redeem Creation Units.

Taxes on Distributions
Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for non-corporate shareholders who satisfy those requirements with respect to their shares at the rate for net long-term capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar requirements. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. Note that in light of the Fund’s investment objective, it does not expect a large portion of its dividends from the Fund’s net investment income to qualify as “qualified dividend income” or qualify for the dividends-received deduction.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

A portion of the Fund’s distributions received from REITs may be classified as a return of capital for U.S. federal income tax purposes. As a result, the Fund is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a fund that does not invest in REITs. Please note that you may receive account tax information from the Fund at the end of February of each year. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund’s distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund’s distributions and increasing the capital gains and/or return of capital components.
The Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s tax basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash . The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares making up the Creation Units have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the basis determination method applicable to share redemptions and the Fund’s obligation to report basis information to the IRS.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S> federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative and fund accounting services to retail and institutional exchange-traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian and transfer agent.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP services as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information
When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.kingsbarncapital.com.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s filing on Form N-CSR. The financial statements are available from the Fund upon request without charge.

KINGSBARN DIVIDEND OPPORTUNITY ETF

Financial Highlights	Selected Per Share Data Throughout Each Year

	Year Ended October 31, 2025	Period Ended October 31, 2024*
Net asset value, beginning of period	$27.45	$25.00
Investment activities
Net investment income (loss) (1)	3.11	3.73
Net realized and unrealized gain (loss) on investments(2)	(6.84)	1.97
Total from investment activities	(3.73)	5.70
Distributions
Net investment income	(3.22)	(3.25)
Net realized gain	(0.89)	—
Total distributions	(4.11)	(3.25)
Net asset value, end of period	$19.61	$27.45

Total Return(3)	(14.49)%	22.49%

Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses	0.90%	0.90%
Net investment income (loss)	13.40%	12.76%
Portfolio turnover rate(5)	1,429.32%	1,049.98%
Net assets, end of period (000’s)	$3,334	$823

(1) Per share amounts calculated using the average shares outstanding during each period.
(2) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the timing share transactions for the period.
(3) Total return is for the period indicated and has not been annualized for periods less than one year.
(4) Ratios to average net assets have been annualized.
(5) Portfolio turnover rate is for the period indicated, excludes the effect of securities received or delivered from processing in-kind creations or redemptions, and has not been annualized for periods less than one year.
* The Fund commenced operations on November 2, 2023.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated February 28, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to Kingsbarn Dividend Opportunity ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (866) 788-7878, or by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI and other information such as Fund financial statements are available for viewing/downloading at www.kingsbarncapital.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)